VALIC COMPANY II

Supplement to Prospectus dated December 31, 2004

1. Under the section titled "Welcome," on page 3, replace the second paragraph in its entirety with the following:

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.

2. On the Fund Fact Sheet for the Socially Responsible Fund on page 31, replace the second paragraph of the "Investment Strategy" section with the following:

The Fund does not invest in companies that are significantly engaged:

-      in the production of nuclear energy;

-      in the manufacture of military weapons or delivery systems;

-      in the manufacture of alcoholic beverages or tobacco products;

-      in the operation of gambling casinos;

-      in business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighted 33%, emissions 34% and spills 33% (superfund, not included);

-      in labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

-      in significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

3. In the section titled "About the Series Company's Management - Investment Sub-Advisers - AIG Global Investment Corp. ("AIGGIC")" on page 42, the disclosure with respect to the Lifestyle Funds and the Socially Responsible Fund are replaced in their entirety with the following:

Investment decisions for the Lifestyle Funds are made by a team including James O. Kurtz, Lan Cai, Timothy Campion, Michael Kelly and John P. Toohey. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Prior to AIGGIG, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Ms. Cai joined AIGGIG in 2000 and serves as a Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Mr. Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Kelly joined AIGGIG in 1999. He is a Managing Director and Head of U.S. Equities and the lead Portfolio Manager for both U.S. large-cap value and growth equities. Mr. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. Mr. Toohey joined AIG in 2000. From December 2000 to November 2003, he was Vice President, AIGGIG Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Prior to AIG, he spent 11 years at MetLife.

Investment decisions for the Socially Responsible Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Robert Simmons. Magali Azema-Barac joined AIGGIG in 2001 as Vice President and as the lead portfolio manager for AIGGIG's quantitative equity portfolios. From September 1999 she was Vice President and Head of Equity at AGIM. Robert Simmons joined AIGGIG in 2003. He is a Vice President and Head of U.S. Equity Research and the analyst covering U.S. Financials. Prior to joining AIGGIG, he spent nine years at ARK Asset Management. Please see above for biographies for the other team members.

4. In the section titled "About the Series Company's Management - Investment Sub-Advisers - A I M Capital Management, Inc. ("AIM")" on page 42, the disclosure with respect to Michael Chapman is deleted in its entirety and replaced with the following:

Karl Farmer is Portfolio Manager and has been responsible for the Fund since 2005. He has been associated with AIM and/or its affiliates since 1994.

Date: September 19, 2005